UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

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Exchange Act of 1934 (Amendment No. ___)

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Malvern Bancorp, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 28, 2016

Malvern Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Pennsylvania	000-54835	45-5307782
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)	Identification No.)

42 E. Lancaster Avenue, Paoli, Pennsylvania	19301
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (610) 644-9400

Not Applicable

(Former name or former address, if changed since last report)

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Item 5.02(b)	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 3, 2016, Malvern Bancorp, Inc. issued a press release announcing F. Claire Hughes, Jr. and Robert C.F. Willson have notified the Board of Directors of Malvern Bancorp, Inc. (the “Company”), the holding company for Malvern Federal Savings Bank (the “Bank”), of their determinations not to seek re-election and to resign as directors of both the Company and the Bank. Mr. Hughes provided notice of his resignation on January 28, 2016. Mr. Willson provided notice to the Company on February 3, 2016. Mr. Hughes’ resignation will be effective as of February 14, 2016 and Mr. Willson’s resignation will be effective as of February 17, 2016.

Item 8.01	Other Events.

As a result of the determinations of each of Messrs. Hughes and Willson to withdraw their names from nomination, any proxies or votes received in connection with the Company’s upcoming Annual Meeting of Shareholders to be held on February 17, 2016 with respect to the re-election of either Mr. Hughes or Mr. Willson will be disregarded.

Item 9.01	Financial Statements and Exhibits

(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Exhibits

The following exhibit is included herewith.

Exhibit Number	Description
99.1	Press release dated February 3, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MALVERN BANCORP, INC.

Date: February 3, 2016	By:	/s/ Joseph Gangemi
Joseph D. Gangemi
Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press release dated February 3, 2016

Investor Contact:

Joseph D. Gangemi

SVP & CFO

(610) 695-3676

Media Contact:

David Culver, VP Public Relations

Boyd Tamney Cross

(610) 254-7426

Malvern Bancorp, Reports Resignations of Two Board Members

PAOLI, Pa., February 3, 2016 (GLOBE NEWSWIRE) -- Malvern Bancorp, Inc. (Nasdaq:MLVF), (the "Company"), parent company of Malvern Federal Savings Bank (the "Bank"), announced today that F.Claire Hughes, Jr. and Robert Willson have submitted their resignations from the Boards of Directors of the Company and the Bank, effective February 14th and February 17, 2016 respectively, and that they are not seeking re-election at the shareholders meeting on February 17, 2016.

George Steinmetz, Chairman of the Board, and Anthony C. Weagley President & CEO thanked both Claire and Bob for their respective time on the Boards of both the Bank and the Company.

About Malvern Bancorp

Malvern Bancorp, Inc. is the holding company for Malvern Federal Savings Bank. Malvern Federal Savings Bank is a federally-chartered, FDIC-insured savings bank that was originally organized in 1887 and now serves as one of the oldest banks headquartered on the Philadelphia Mainline. For more than a century, Malvern Federal has been committed to helping people build prosperous communities as a trusted financial partner, forging lasting relationships through teamwork, respect and integrity. The Bank conducts business from its headquarters in Paoli, Pennsylvania, a suburb of Philadelphia, as well as seven other financial centers located throughout Chester and Delaware Counties, Pennsylvania. Its primary market niche is providing personalized service to its client base.

The Bank, through its Private Banking division and strategic partnership with Bell Rock Capital, Rehoboth Delaware, provides personalized wealth management and advisory services to high net worth individuals and families. Our services include banking, liquidity management, investment services, 401(K) accounts and planning, custody, tailored lending, wealth planning, trust and fiduciary services, insurance, family wealth advisory services and philanthropic advisory services.

For further information regarding Malvern Bancorp, Inc., please visit our web site at http://ir.malvernfederal.com. For information regarding Malvern Federal Savings Bank, please visit our web site at https://www.malvernfederal.com/.

Forward-Looking Statements

This press release contains certain forward looking statements. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include words like "believe," "expect," "anticipate," "estimate" and "intend" or future or conditional verbs such as "will," "would," "should," "could" or "may." Certain factors that could cause actual results to differ materially from expected results include changes in the interest rate environment, changes in general economic conditions, legislative and regulatory changes that adversely affect the business of Malvern Bancorp, Inc., and changes in the securities markets. Except as required by law, the Company does not undertake any obligation to update any forward-looking statements to reflect changes in beliefs, expectations or events.